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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 August 15, 2001
                                 --------------
                Date of Report (Date of earliest event reported)

                            MEXICAN RESTAURANTS, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Texas                    000-28234                  76-0493269
-----------------------  ------------------------  ---------------------------------
(State of Organization)  (Commission File Number)  (IRS Employer Identification No.)



                                 1135 Edgebrook
                             Houston, TX 77034-1899
  ----------------------------------------------------------------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (713) 943-7574
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5. Other Events.

         On August 15, 2001, Mexican Restaurants, Inc. (the "Company") received a revised offer from Wyndcrest Holdings, LLC ("Wyndcrest") with respect to a proposed acquisition of the Company's capital stock and warrants. Although discussions with Wyndcrest are continuing, the time deadline included in the revised offer from Wyndcrest has expired without an agreement between the parties. The board of directors of the Company together with the Company's financial advisor, First Tennessee Securities Corporation, are also engaged in discussions with several other parties that have indicated expressions of interest.

         Copies of the letter of intent setting forth the revised offer and the Company's two press releases with respect to the revised offer are filed as exhibits to this report.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

                   2.1 Revised proposed letter of intent, dated August 15, 2001 (not executed by the Company)

                  99.1 Press release of Mexican Restaurants, Inc., dated August 16, 2001

                  99.2 Press release of Mexican Restaurants, Inc., dated August 23, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MEXICAN RESTAURANTS, INC.



                                           By:  /s/ Andrew J. Dennard
                                              ----------------------------------
                                           Name:  Andrew J. Dennard
                                           Title: Vice President, Chief
                                                  Financial Officer, Treasurer
                                                  and Corporate Secretary


Date:   August 24, 2001


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                                  EXHIBIT INDEX

        EXHIBIT
        NUMBER    DESCRIPTION
        -------   -----------
         2.1      Revised proposed letter of intent, dated August 15, 2001 (not executed by the Company)

         99.1     Press release of Mexican Restaurants, Inc. dated August 16,
                  2001

         99.2     Press release of Mexican Restaurants, Inc. dated August 23,
                  2001